SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 2, 2011

Commission File Number: 000-030813

AlphaRx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	98-0177440
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

19/F, Two International Finance Centre
8 Finance Street, Central
Hong Kong, China
(Address of principal executive offices)

Registrant's telephone number, including area code: (852) 2251-1927

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b)).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

On September 2, 2011, AlphaRx Inc., a Delaware corporation (the “Company”), entered into an Advisory Agreement (the “Agreement”) with Grand Eastern Financial Group (“Grand Eastern”). Under the Agreement, the Company engaged Grand Eastern to provide general business advice and assistance and to use its best efforts with respect to evaluating certain possible strategic opportunities, which may include mergers and acquisitions, joint ventures, recapitalizations of the Company or its business assets.

The Advisory Agreement is attached hereto and incorporated by reference. See the Exhibit Index, Item 9.01 of this Current Report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

Description

10.1	Advisory Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 2, 2011

/S/ Michael Lee
Michael M. Lee, President & CEO